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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 7, 2001

WELLPOINT HEALTH NETWORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13803	95-4635504
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
1 WellPoint Way Thousand Oaks, California (Address of principal executive offices)		91362 (Zip Code)

(818) 234-4000
(Registrant's telephone number, including area code)

    ITEM 5. OTHER EVENTS

    On June 7, 2001, the Registrant issued a press release (the "Press Release") announcing its proposal to issue senior notes due 2006. The Press Release stated that the notes will be registered with the Securities and Exchange Commission under Registrant's currently effective shelf registration.

    The Press Release is filed herewith as an exhibit to this Report and is incorporated herein by this reference.

    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) - (b)  Not applicable.

    (c)  Exhibits.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLPOINT HEALTH NETWORKS INC.
June 12, 2001 (Date)	By:	/s/ ROBERT A. KELLY Robert A. Kelly Assistant Secretary

Exhibit Number	Description of Exhibit	Method of Filing
4.3	Form of Amended and Restated Senior Indenture	Filed electronically herewith.
25.1	Statement of Eligibility of Trustee on Form T-1 for The Bank of New York as Trustee (superseding previously filed Exhibit 25.1)	Filed electronically herewith.
99.1	Press Release of WellPoint Health Networks Inc. dated June 7, 2001	Filed electronically herewith.

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SIGNATURE